19. ISSUANCE OF COMMON STOCK	12 Months Ended
Dec. 31, 2016
Issuance Of Common Stock
ISSUANCE OF COMMON STOCK

During 2016, the Company issued 19,145 shares of common stock to certain employees under its long-term stock-based incentive compensation plan. During the third quarter of 2016, there were 1,352 shares of common stock previously issued to certain employees under its long-term stock-based incentive compensation plan which were forfeited.

In addition, during 2016, the Company issued 5,998 shares to employees under its employee stock purchase plan.

On June 21, 2016, the Company sold a total of 845,588 shares of common stock in our initial public offering at an initial public offering price of $34.00 per share. The Company received net proceeds as a result of the offering of $26.4 million. Of the net proceeds, $3.8 million was deployed to repay the remaining balance on corporate borrowings with the remainder deposited into the Bank for utilization in strategic growth and initiatives.